SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2004

KAYDON CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-12640 (Commission File Number)	13-3186040 (IRS Employer Identification No.)

315 East Eisenhower Parkway, Suite 300
Ann Arbor, MI 48108
(Address of principal executive offices)

Registrant’s telephone number, including area code: (734) 747-7025

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99	Press Release, dated July 30, 2004

Item 12. Results of Operations and Financial Condition.

     Pursuant to Item 12 of Form 8-K, Results of Operations and Financial Condition, Kaydon Corporation hereby furnishes a press release, issued July 30, 2004, disclosing material non-public information regarding its results of operations for the quarter ended July 3, 2004. The press release is also available on the Company’s website, which is www.kaydon.com.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 30, 2004	KAYDON CORPORATION

	By:	/s/ Kenneth W. Crawford

Kenneth W. Crawford
Vice President and Corporate Controller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release, dated July 30, 2004